SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 24, 2002

                                IMPROVENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other Jurisdiction of Incorporation)

                              000-29927 77-0452868
             (Commission File No.) (IRS Employer identification No.)

                               1286 ODDSTAD DRIVE
                             REDWOOD CITY, CA 94063

              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 839-8752






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ITEM 5. OTHER EVENTS

         On June 24, 2002 ImproveNet, Inc. announced that its proposed merger with eTechLogix, Inc. has been canceled. A copy of the press release is filed as Exhibit 99.1 to this Current Report and incorporated herein by this reference.

         This Current Report incorporates by reference a statement concerning forward-looking statements made under the Private Securities Litigation Reform Act of 1995. The safe harbors provided under the Act with respect to forward-looking statements are not available to statements made in connection with a tender offer.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER                DESCRIPTION
                              -----------

99.1                          Press Release dated June 24, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 24, 2002                            IMPROVENET, INC.

                                                   /s/ Brian Evans
                                                   ---------------------
                                                   Brian Evans
                                                   Secretary and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION
                              -----------

99.1                          Press Release dated June 24, 2002